SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 26, 2003

EarthShell Corporation

(Exact name of registrant as specified in charter)

Delaware	333-13287	77-0322379
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

800 Miramonte Drive Santa Barbara, California 93109		90245
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code  (805) 897-2248

(Former name or former address, if changed since last report)

Item 4.  Changes in Registrant’s Certifying Accountant

                This Amendment No. 1 to Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K filed on July 3, 2003 (the “Form 8-K”), and is being filed solely for the purposes of filing with the Securities and Exchange Commission (the “Commission”), pursuant to Item 304(a)(3) of Regulation S-K,  a letter from Deloitte & Touche LLP dated July 9, 2003, addressed to the Commission, stating whether or not they agree with the statements made by the Registrant in the Form 8-K and, if not, stating the respects in which they do not agree.  The letter of Deloitte & Touche LLP is filed herewith as Exhibit 16.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                (c)           Exhibits.

16.1                        Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated July 9, 2003, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2003
EARTHSHELL CORPORATION

	By:	/s/ D. Scott Houston
		Name:	D. Scott Houston
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit	Method of Filing
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated July 9, 2003, regarding change in certifying accountant.	Filed electronically herewith